                                                                    EXHIBIT 23.1



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 15, 2000 included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-72852, 33-34250, 33-91714, 333-30099, 333-53253, 333-71423, 333-81459, 333-84391, and
333-88807.


Vienna, Virginia
March 28, 2000                              /s/ ARTHUR ANDERSEN LLP
                                            -----------------------